UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 21, 2005

TRONOX INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

1-32669

(Securities Exchange Act of 1934

File Number)

Delaware	2810	20-2868245
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification Number)

123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma 73102

(405) 270-1313

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Offices)

Roger G. Addison, Esq.

Vice President, General Counsel and Secretary

Tronox Incorporated

123 Robert S. Kerr Avenue

Oklahoma City, Oklahoma 73102

(405) 270-1313

(Name, Address, Including Zip Code, and Telephone Number,

Including Area Code, of Agent For Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

At 11:00 a.m. (EST) on December 21, 2005, Tronox Incorporated will make available on its website at www.tronox.com an audio and visual presentation by Thomas W. Adams, Chief Executive Officer of Tronox Incorporated.  To access the presentation select “INVESTOR RELATIONS” and “WEBCASTS & EVENTS”.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(c)

99.1	Presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED

By:	/ s / Roger G. Addison
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: December 20, 2005